UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


      ___________________________________________________________________



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       ___________________________________________________________________


       Date of Report (Date of earliest event reported): February 2, 2005
                                                         ----------------
                           ZEN POTTERY EQUIPMENT, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Colorado                      0-50154                  84-1169517
 ---------------------------     -----------------------     -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


     1185 Avenue of the Americas, 20th Floor                10036
               New York, New York                         (Zip Code)
    -----------------------------------------             ----------
    (Address of principal executive offices)


       Registrant's telephone number, including area code: (212) 723-4000

                                 77 LIPAN STREET
                             DENVER, COLORADO 80223
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

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                           CURRENT REPORT ON FORM 8-K

                           ZEN POTTERY EQUIPMENT, INC.

                                FEBRUARY 2, 2005



SECTION 1 - THE COMPANY'S BUSINESS AND OPERATIONS.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT.

ITEMS 1.01, 5.01 AND 5.02.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT,
                            CHANGES IN CONTROL OF THE REGISTRANT AND DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

OVERVIEW

         On February 2, 2005, Zen Pottery Equipment, Inc., a Colorado corporation, completed a reverse merger transaction, in which it caused Zen Acquisition Corp., a Delaware corporation and newly-created, wholly-owned subsidiary of Zen Pottery Equipment, to be merged with and into Xethanol Corporation, a Delaware corporation. Xethanol is a leader in the emerging waste-to-ethanol industry. Xethanol owns and operates two ethanol production facilities located in Iowa.

         As a result of the merger, Xethanol will continue as a wholly-owned subsidiary of Zen Pottery Equipment under the new name of Xethanol BioEnergy, Inc., and Xethanol's former security holders will acquire a majority of the outstanding shares of common stock, par value $.001 per share, of Zen Pottery Equipment. The reverse merger was consummated under Delaware law and pursuant to an Agreement of Merger and Plan of Reorganization, dated as of February 2, 2005 (the Merger Agreement), a copy of which is filed as an exhibit to this Report. Concurrently with the closing of the reverse merger, Zen Pottery Equipment completed a private offering of shares of its common stock to accredited investors at a price of $3.25 per share. Zen Pottery Equipment received gross proceeds of $3,000,028 at the closing of the private offering.

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         Zen Pottery Equipment intends to reincorporate the company to Delaware from Colorado and change the name of the public company to Xethanol Corporation, upon stockholder approval. In connection with the name change, the company will seek a new trading symbol.

         Zen Pottery Equipment is filing this current report on Form 8-K for the purpose of providing summary information regarding the merger and the private offering. Zen Pottery Equipment intends to file a more complete Form 8-K setting forth the information required by Items 1.01, 2.01, 4.01, 5.01, 8.01 and 9.01 of that Form within the time periods permitted by Form 8-K. In addition, Zen Pottery Equipment issued a press release announcing the merger and the private offering. A copy of the press release is filed as an exhibit to this Report.

THE MERGER

         Pursuant to the Merger Agreement, at closing, stockholders of Xethanol received approximately .88 of a share of Zen Pottery Equipment common stock for each share of Xethanol common stock in the merger. As a result of this exchange ratio, at closing, Zen Pottery Equipment issued 9,706,781 shares of its common stock to the former stockholders of Xethanol, representing 74.0% of the outstanding Zen Pottery Equipment common stock following the merger, in exchange for 100% of the outstanding capital stock of Xethanol. The consideration issued in the merger was determined as a result of arm's-length negotiations between the parties. In addition, all outstanding warrants issued by Xethanol prior to the merger to purchase shares of Xethanol common stock were amended to become warrants to purchase common stock of Zen Pottery Equipment on the same terms and conditions as those warrants issued by Xethanol, except that the number of shares issuable upon the exercise of such warrants was amended to reflect the exchange ratio. Prior to the closing of the merger, all outstanding Xethanol warrants were exercisable for 1,465,068 shares of Xethanol common stock. At the closing of the merger, these warrants were amended to become warrants to purchase 1,293,376 shares of Zen Pottery Equipment common stock. Neither Zen Pottery Equipment nor Xethanol had any stock options outstanding as of the closing of the merger. On February 2, 2005, following the completion of the merger, the board of directors of

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Zen Pottery Equipment adopted and approved a new 2005 Equity Compensation Plan in order to attract, motivate, retain and reward high-quality executives and other employees, officers, directors, consultants and other persons who provide services to Zen Pottery Equipment and its subsidiaries by enabling such persons to acquire or increase a proprietary interest in Zen Pottery Equipment. The plan, which will be submitted to the stockholders of Zen Pottery Equipment to obtain the stockholders' authorization of the adoption of the plan, will initially reserve 2,000,000 authorized, unissued shares of common stock for issuance upon the exercise of stock options and grant of restricted stock awards. The board of directors also approved a change in Zen Pottery Equipment's certifying accountant, for which a separate current report on Form 8-K under
Item 4.01 will be filed by Zen Pottery Equipment.

         In connection with the merger, a total of 8,200,000 shares of Zen Pottery Equipment common stock owned by Zen Zachariah Pool III and Walter C. Nathan were repurchased by Zen Pottery Equipment for an aggregate consideration of $300,000 and then cancelled at the closing of the merger. Immediately following the closing, and as part of the consideration for the repurchase of his shares, Zen Pottery Equipment sold to Mr. Pool Zen Pottery Equipment's historical pottery kiln operations, and Mr. Pool assumed the historical liabilities of those operations. Giving effect to the cancellation of these stockholders' shares, there were 1,950,000 shares of common stock of Zen Pottery Equipment outstanding before the impact of the stock issuances in the merger and private offering. The 1,950,000 shares constitute Zen Pottery Equipment's "public float" prior to the merger.

         In November 2004, prior to the transaction, Zen Zachariah Pool III and Walter C. Nathan granted options to purchase a total of 700,000 shares of Zen Pottery Equipment's common stock owned by them to unaffiliated third parties conditioned on the closing of a subsequent merger and exercisable only within 200 days after the closing of such a merger.

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THE PRIVATE OFFERING

         In connection with the merger, Zen Pottery Equipment completed the closing of a private offering of 923,086 shares of its common stock at a purchase price of $3.25 per share, to accredited investors pursuant to the terms of a Confidential Private Offering Memorandum, dated November 2004, as supplemented. Gross proceeds to Zen Pottery Equipment from the closing of the private placement were $3,000,028.

         After the closing of the merger and the private offering, Zen Pottery Equipment had outstanding 13,123,189 shares of common stock and warrants to purchase 1,293,376 shares of common stock.

         The shares of Zen Pottery Equipment common stock issued to former holders of Xethanol common stock in connection with the merger, and the shares of Zen Pottery Equipment common stock issued in the private placement, were not registered under the Securities Act of 1933, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Certificates representing these shares contain a legend stating the same.

         Placement agents and advisors received an aggregate of 542,822 shares of common stock of Zen Pottery Equipment in connection with the private offering and merger.

MANAGEMENT

         Pursuant to the Merger Agreement, at the closing of the merger, the board of directors of Zen Pottery Equipment was increased from three to four directors, and Christopher d'Arnaud-Taylor and Franz A. Skryanz were appointed to serve until the next annual meeting of stockholders. In connection with the appointment of Messrs. d'Arnaud-Taylor and Skryanz, at the closing of the merger, Susan Pool, the secretary and a director of Zen Pottery Equipment prior to the merger, resigned from such positions. Upon compliance with Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 under that act, pursuant to the Merger Agreement, the board of directors will be increased to five members, and Mark Austin, William Frost and Jeffrey S. Langberg will be appointed to serve as directors of Zen Pottery

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Equipment until the next annual meeting of stockholders. In connection with the appointment of these three directors, Zen Zachariah Pool III and Walter C. Nathan, the sole remaining members of the board of directors of Zen Pottery Equipment before the merger, will resign as directors of Zen Pottery Equipment. In addition, at the closing of the merger, Mr. Pool resigned as President and Chief Executive Officer and Mr. Nathan resigned as Treasurer and Chief Financial Officer of Zen Pottery Equipment, and the board of directors appointed Mr. d'Arnaud-Taylor as Chairman of the Board and Chief Executive Officer and Mr. Skryanz as Vice President and Secretary of Zen Pottery Equipment, and appointed Eric S. Lee as Vice President-Business Development, and James Stewart as Vice President-Plant Operations and General Manager-Xethanol BioFuels, of Xethanol BioEnergy.

ACCOUNTING TREATMENT

         The merger is being accounted for as a reverse merger, since the stockholders of Xethanol own a majority of the outstanding shares of common stock of Zen Pottery Equipment immediately following the merger. Xethanol is deemed to be the acquiror in the reverse merger and, consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements will be those of Xethanol and will be recorded at the historical cost basis of Xethanol. Zen Pottery Equipment intends to carry on Xethanol's business as a wholly-owned subsidiary.

CORPORATE OFFICE

         Zen Pottery Equipment has relocated its executive offices to those of Xethanol at 1185 Avenue of the Americas, 20th Floor, New York, New York 10036. Its telephone number is (646) 723-4000.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         On January 19, 2005, Xethanol completed a transaction with two institutional investors to refinance the acquisition bank debt of Xethanol BioFuels, LLC, the subsidiary that operates Xethanol's Blairstown, Iowa facility. At the closing of that transaction, Xethanol BioFuels issued senior secured

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royalty income notes in the aggregate principal amount of $5,000,000. The proceeds of the financing were used to (i) satisfy the $3,000,000 demand note held by an Omaha, Nebraska commercial bank in connection with the purchase of the facility, (ii) refurbish and upgrade capacity at the facility to 7.5 million gallons of ethanol per year, (iii) fund start-up activities at the facility and related working capital requirements, and (iv) pay legal and other professional fees.

         The senior secured royalty income notes provide for interest to be paid semi-annually at the greater of 10% per year or 5% of revenues from sales of ethanol, wet distillers grain and any other co-products, including xylitol, at the Xethanol BioFuels facility, with principal becoming due in January 2012. Xethanol has the right to require the holders of the notes, from and after January 2008, to surrender their notes for an amount equal to 130% of the outstanding principal, plus unpaid accrued interest thereon. The holders of the notes have the right to convert their notes into shares of Zen Pottery Equipment common stock at any time at a conversion price equal to $4.00 per share (equivalent to 1,250,000 shares), which is in excess of the $3.25 purchase price for shares sold in the private offering.

         Pursuant to a security agreement, Xethanol BioFuels pledged its land, buildings and site improvements, mechanical and process equipment and certain personal property as security for the payment of the principal and interest of the notes. In the event of an uncured default under the notes, the holders are authorized to take possession of, sell and/or operate the assets of Xethanol BioFuels in order to generate proceeds sufficient to pay the principal and interest of the notes. This could include collecting accounts owed by customers of the facility, operating, or subleasing the facility, selling the ethanol and wet distillers grain, selling machinery and equipment relating to the facility, or taking any other lawful action to collect the principal and interest through realization on the assets of the facility. Recourse under the notes is limited to Xethanol BioFuels' assets and is not guaranteed by Zen Pottery Equipment, Xethanol or any of their respective other current or future subsidiaries, assets or facilities.

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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         Exhibit No.   Description

         2.1 Agreement of Merger and Plan of Reorganization, dated as of February 2, 2005, among Zen Pottery Equipment, Inc., Zen Acquisition Corp. and Xethanol Corporation.

         4.1 Form of Senior Secured Royalty Income Notes issued by Xethanol BioFuels, LLC.

         10.1 Form of Security Agreement between Xethanol BioFuels, LLC and Lucas Energy Total Return Master Fund, Ltd. and Lucas Energy Total Return Partners, LLC.

         99.1          Press Release issued by Xethanol Corporation on
                       February 2, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ZEN POTTERY EQUIPMENT, INC.


Date:  February 3, 2005            By:/s/ Christopher d'Arnaud-Taylor
                                      ------------------------------------------
                                      Christopher d'Arnaud-Taylor
                                      Chairman and Chief Executive Officer


                                       8
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                                  EXHIBIT INDEX

         Exhibit No.   Description

         2.1 Agreement of Merger and Plan of Reorganization, dated as of February 2, 2005, among Zen Pottery Equipment, Inc., Zen Acquisition Corp. and Xethanol Corporation.

         4.1 Form of Senior Secured Royalty Income Notes issued by Xethanol BioFuels, LLC.

         10.1 Form of Security Agreement between Xethanol BioFuels, LLC and Lucas Energy Total Return Master Fund, Ltd. and Lucas Energy Total Return Partners, LLC.

         99.1          Press Release issued by Xethanol Corporation on
                       February 2, 2005.